POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby
constitutes and appoints each of Scott Hildebrandt, Ryan
Gray, Erin Mckalip, and Diana Baumgartner signing
singly, the undersigned's true and lawful attorney-in-fact
to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of
Planar Systems, Inc. (the "Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, complete and
execute any amendment or amendments thereto, and timely
file such form with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact
may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every
act and thing whatsoever requisite, necessary, or proper to
be done in the exercise of any of the rights and powers
herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The
undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the
request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities
to comply with Section 16 of the Securities Exchange Act of
1934.

This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 25th day of August, 2011.

_______/s/ Gregory Turnbull_________________

Signature

__________ Gregory Turnbull__________________

Printed Name